License and Supply Agreements	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
License and Supply Agreements

NOTE 7 – LICENSE AND SUPPLY AGREEMENTS

In November 2017, the Company signed an exclusive license agreement with NanoCarrier Co., Ltd. for the development, commercialization, and supply of VB-111 in Japan. VBL retains rights to VB-111 in the rest of the world (“The License Agreement”). Under terms of the agreement, VBL has granted NanoCarrier an exclusive license to develop and commercialize VB-111 in Japan for all indications. VBL will supply NanoCarrier with VB-111, and NanoCarrier will be responsible for all regulatory and other clinical activities necessary for commercialization in Japan. In exchange, the Company received an up-front nonrefundable payment of $15.0 million, and is entitled to receive greater than $100.0 million additional payments only if certain development or commercial milestones are achieved. VBL will also receive tiered royalties on net sales. In addition, in case NanoCarrier will enter into a sublicense agreement, the Company will be entitled to receive royalties from sublicense income received by NanoCarrier.

In March 2019, the Company entered into exclusive option license agreement (hereafter- Agreement) with an animal health company, for the development of VB-201 for veterinary use. Under the Agreement, the Company granted a right to use intellectual property and transfer materials. In addition, the Company granted an option to obtain an exclusive worldwide, royalty-bearing, transferable license under the Company’s intellectual property and materials to research, develop and sell the product worldwide.

As part of the Agreement, the Company received an immaterial non-refundable and non-creditable upfront payment recognized as revenues during 2019. In addition, the Company is entitled to receive an immaterial amount upon the achievement of a milestone event.

The performance obligation relating to the Company’s participation and consulting assistance services during the development period is recognized over the service period. During 2020, 2019 and 2018 the Company recognized revenue in an amount of $0.9 million, $0.6 million and $0.6 million, respectively related to the Company’s participation and consulting assistance services of VB-111 in Japan for all indications and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. Out of the consideration received in the License Agreement as of December 31, 2020, the Company has deferred revenue in the amount of $1.4 million in 2020 ($0.7 million is classified within current liabilities, and $0.7 million is classified within non-current liabilities, which will be recognized until 2022).

All revenues recognized in 2018 were related to the Company’s participation and consulting assistance services. Revenues recognized in 2020 and 2019 were related to the Company’s participation and consulting assistance services from the License Agreement and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. The major part of revenues recognized in 2020 were included in the opening balance of the deferred revenue in the statements of financial position.